UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

EON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EONR	NYSE American
Redeemable warrants, exercisable for three quarters of one share of Class A Common Stock at an exercise price of $11.50 per share	EONR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 29, 2025, EON Resources, Inc. (the “Company”), held its annual meeting of stockholders for its fiscal year ended December 31, 2025 (the “Annual Meeting”). As of September 29, 2025, the record date for the Annual Meeting, there were 43,991,721 shares of Class A Common Stock, par value $0.0001 per share (“Common Stock”), outstanding, which shares were entitled to an aggregate of 43,991,721 votes at the Annual Meeting. Holders of 22,576,001 shares of the Company’s Common Stock were present in person or by proxy at the Annual Meeting, representing 51.32% of the total outstanding shares of Common Stock, constituting a quorum pursuant to the Company’s bylaws. At the Annual Meeting, three proposals were submitted to the Company’s stockholders. A brief summary of the matters voted upon by stockholders at the Annual Meeting is set forth below, and the proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 15, 2025, as supplemented on September 29, 2025 (the “Proxy Statement”). The voting results reported below are final.

Proposal No. 1

The Company’s stockholders elected Mitchell B. Trotter, Joseph Salvucci, Sr. and Byron Blount as Class II Directors to the Company’s Board of Directors, to hold office until the 2027 annual meeting of stockholders or until such director’s respective successors are elected or appointed and qualified or until any such director’s earlier resignation or removal, based upon the following votes:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Mitchell B. Trotter	13,306,269	125,609	9,144,123
Joseph Salvucci, Sr.	13,092,017	339,861	9,144,123
Byron Blount	13,118,715	313,163	9,144,123

Proposal No. 2

The Company’s stockholders ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, based upon the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
22,475,441	95,753	4,807	-

Proposal No. 3

The Company’s stockholders approved the EON Resources Inc. 2025 Omnibus Incentive Plan, as detailed in the Proxy Statement.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
12,740,133	614,688	77,057	9,144,123

Proposal No. 4

The proposal to approve an adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies if there were not sufficient votes in favor of the foregoing proposals was withdrawn because the Company’s stockholders approved and adopted each of the foregoing proposals, as noted above.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 30, 2025	EON Resources Inc.

	By:	/s/ Mitchell B. Trotter
	Name:	Mitchell B. Trotter
	Title:	Chief Financial Officer

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